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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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MainSource Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MainSource Financial Group, Inc.
201 N. Broadway
Greensburg, Indiana 47240

March 22, 2004

Dear Fellow Shareholders:

        We would like to invite you to attend the 2004 Annual Meeting of Shareholders of MainSource Financial Group, Inc. to be held on Wednesday, April 21, 2004 at 10:00 a.m., local time, at our Operations Center located at 1927 Greensburg Crossing, Greensburg, Indiana. We have enclosed a copy of our 2003 Annual Report to Shareholders for your review.

        We hope you can attend the meeting. If you are unable to join us, however, we urge you to exercise your right as a shareholder and vote. The vote of every shareholder is important. Please mark, sign, date and return the enclosed proxy card in the envelope provided. Your cooperation is appreciated.

        This Proxy Statement is first being mailed to shareholders on or about March 22, 2004.

Sincerely,
Robert E. Hoptry Chairman of the Board	James L. Saner, Sr. President and Chief Executive Officer

MainSource Financial Group, Inc.
201 N. Broadway
Greensburg, Indiana 47240

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held April 21, 2004

To our Shareholders:

        The 2004 annual meeting of shareholders of MainSource Financial Group, Inc. will be held at its Operations Center located at 1927 Greensburg Crossing, Greensburg, Indiana, on Wednesday, April 21, 2004, beginning at 10:00 a.m. local time. At the meeting, shareholders will act on the following matters:

  1.
  Election of seven directors, each for a term of one year; and

  2.
  Any other matters that properly come before the meeting.

        Shareholders of record at the close of business on March 10, 2004 are entitled to vote at the meeting or any postponements or adjournments of the meeting.

By Order of the Board of Directors,
Donald A. Benziger Secretary
March 22, 2004 Greensburg, Indiana

MAINSOURCE FINANCIAL GROUP, INC.
201 N. Broadway
Greensburg, Indiana 47240

PROXY STATEMENT

        This proxy statement contains information related to the Annual Meeting of Shareholders of MainSource Financial Group, Inc. (the "Company" or "we") to be held on Wednesday, April 21, 2004, beginning at 10:00 a.m., local time, at the Company's Operations Center, 1927 Greensburg Crossing, Greensburg, Indiana, and at any postponements or adjournments thereof.

ABOUT THE MEETING

What is the purpose of the annual meeting?

        At the annual meeting, shareholders will act upon the matters outlined in the notice of meeting appearing opposite this page, including the election of directors. In addition, the Company's management will report on the performance of the Company during fiscal 2003 and respond to questions from shareholders.

Who is entitled to vote at the meeting?

        Only shareholders of record at the close of business on the record date, March 10, 2004, are entitled to receive notice of the annual meeting and to vote the common shares that they held on that date at the meeting, or any postponements or adjournments of the meeting.

Who can attend the meeting?

        All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Admission to the meeting will be on a first-come, first-admitted basis. Registration will begin at 9:30 a.m.

What constitutes a quorum?

        The presence at the meeting, in person or by proxy, of the holders of a majority of the common shares outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 7,052,223 common shares of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

        If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I vote by telephone or electronically?

        If you are a registered shareholder (that is, if you hold your shares in certificate form), you may vote in person or by written proxy.

        If your shares are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically through the Internet.

Can I change my vote after I return my proxy card?

        Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How do I vote my retirement plan and 401(k) shares?

        If you participate in the Company's 401(k) and Employee Stock Ownership Plan, you may vote shares credited to your account as of the record date. You may vote by instructing Community Bank, N.A., the trustee of the Plan, pursuant to the instruction card being provided with this proxy statement to plan participants. The trustee will vote your shares in accordance with your duly executed instructions received by April 19, 2004. If you do not send instructions, the share equivalents credited to your account in the Plan will be voted by the trustee in the same proportion that it votes share equivalents in that Plan for which it did receive timely instructions. You may also revoke previously given voting instructions by April 19, 2004 by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card bearing a later date.

What are the Board's recommendations?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

  •
  for election of the nominated slate of directors (see page 4).

        With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

        Election of Directors.    The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

        If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. However, shares represented by such "broker non-votes" will be counted in determining whether there is a quorum.

STOCK OWNERSHIP

Who are the largest owners of the Company's shares?

        Except as set forth below, we know of no one single person or group that is the beneficial owner of more than 5% of the Company's common shares.

Name and address of beneficial owner	Amount and nature of beneficial ownership		Percent of class
Robert S. Dunevant 25993 Far Hills Lane West Harrison, IN 47060	547,134	(1)	7.7%

(1)
Includes 182,325 shares held in a family partnership over which Mr. Dunevant shares voting and investment power and 158,363 shares held by his wife. Mr. Dunevant disclaims beneficial ownership over the shares held by his wife.

How many shares do the Company's directors and executive officers own?

        The following table shows the number of our common shares beneficially owned (unless otherwise indicated) by the Company's nominees for election as directors, Dr. Dunevant (director not standing for election), the executive officers named in the Summary Compensation Table, and the directors and executive officers of the Company as a group. Except as otherwise indicated, all information is as of January 15, 2004.

Name (Age)	Aggregate Number of Shares Beneficially Owned(1)(2)	Percent of Shares Outstanding(3)
William G. Barron(54)	310,213	4.4%
Donald A. Benziger(50)	5,201	*
Dale J. Deffner(71)	144,181	2.0%
Don S. Dunevant, M.D.(48)	116,578	1.6%
Philip A. Frantz(59)	26,381	*
Rick S. Hartman(48)	57,011	*
Robert E. Hoptry(65)	115,667	1.6%
Douglas I. Kunkel(39)	500	*
John C. Parker(51)	6,921	*
James L. Saner, Sr.(52)	58,507	*
All current directors, director nominee, and executive officers as a group (10 persons)	841,160	12.0%

*
Represents less than 1% of the Company's outstanding common shares.

(1)
The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. The number of shares shown also includes vested options or options that will be vested within 60 days. Certain of the Company's directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as follows:

•
Mr. Barron—18,992 shares held by his wife.
•
Mr. Benziger—1,329 shares held by his wife.
•
Mr. Deffner—74,596 shares held by his wife.
•
Dr. Dunevant—3,195 shares held by his wife.

  •
  Mr. Frantz—1,068 shares held by his wife.
  •
  Mr. Hartman—7,570 shares held by his wife and 6,072 shares held by Mrs. Hartman as custodian for their children.
  •
  Mr. Hoptry—1,533 shares held by his wife and 2,403 shares held by Mr. Hoptry as custodian for his grandchildren.
  •
  Mr. Saner—1,662 shares held by his wife.

  All current directors and executive officers as a group disclaim beneficial ownership of a total of 118,420 shares.

(2)
For executive officers, the numbers include interest in shares held in the Company's 401(k) and Retirement Plan, with respect to which participants have voting power; Mr. Benziger—2,616 shares; Mr. Parker—2,628 shares; Mr. Saner—2,851 shares, and all current executive officers as a group—8,095 shares.

(3)
Based on the number of shares outstanding at January 15, 2004.

ITEM 1—ELECTION OF DIRECTORS

        A Board of Directors consisting of seven members is to be elected at the Annual Meeting. The Board of Directors proposes that the nominees described below, all of whom are currently serving as directors except Mr. Kunkel, be re-elected for a new term of one year and until their successors are duly elected and qualified. Each of the nominees has consented to serve a one-year term. If any of them become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Who are the nominees standing for election to the Board?

The nominees standing for election are:

William G. Barron	Director since 1989
Mr. Barron is Chairman and President of Wm. G. Barron Enterprises, Inc., a commercial real estate broker, manager and developer.
Dale J. Deffner	Director since 1998
Mr. Deffner is retired. Prior to October 1999, Mr. Deffner was a partner in Deffner and Tebbe Accounting Service, a public accounting firm.
Philip A. Frantz	Director since 1987
Mr. Frantz is a partner in Coldren & Frantz, a law firm.
Rick S. Hartman	Director since 2000
Mr. Hartman is President of The HRH Group, Ltd., a motel ownership and real estate management company.
Robert E. Hoptry	Director since 1983
Mr. Hoptry is Chairman of the Board and the retired President and Chief Executive Officer of the Company.
Douglas I. Kunkel	Director Nominee
Mr. Kunkel is the Vice President and Chief Financial Officer of Batesville Casket Company, a subsidiary of Hillenbrand Industries, Inc.

James L. Saner, Sr.	Director since 1998
Mr. Saner is the President and Chief Executive Officer of the Company.

Which Nominees For Election to the Board Are Independent?

        The Board of Directors has determined that nominees William G. Barron, Dale J. Deffner, Philip A. Frantz, Rick S. Hartman and Douglas I. Kunkel are independent, as independence is defined under revised listing standards of Nasdaq applicable to the Company. Mr. Saner is not deemed independent under the listing standards because he is President and Chief Executive Officer of the Company. Mr. Hoptry is not deemed independent under the listing standards because his son is an officer of a bank subsidiary of the Company.

How are directors compensated?

        Each non-employee director receives an annual retainer of $12,000 and a fee of $750 per Board meeting attended, and $300 per Board committee meeting attended when held on a day that the Board is meeting. Each non-employee director receives $600 per Board committee meeting attended when held on a day that the Board is not meeting. Non-employee directors (as well as any director who is an employee) also participate in the Company's 2003 Stock Option Plan.

How often did the Board meet during fiscal 2003?

        The Board of Directors met 12 times during fiscal 2003. Each director attended more than 75% of the total of meetings of the Board and Committees on which he served.

What committees has the Board established?

        The standing committees of the Board of Directors of the Company at the commencement of 2003 were the Audit, Compensation, Nominating/Corporate Governance, Corporate Loan and Executive Committees. Effective March 15, 2004, the Board of Directors amended the charter for its Audit Committee and established a new committee charter for the Nominating/Corporate Governance Committee.

        The charters for the Audit and Nominating/Corporate Governance Committees are respectively Appendices A and B to this proxy statement. We intend for the Compensation Committee to adopt a charter in the near future. We are in the process of including the charters for the Audit, Nominating/Corporate Governance and, when adopted, the Compensation Committee on our website at www.mainsourcefinancial.com.

        Shareholders or other interested parties may contact the Company's Nominating/Corporate Governance Committee through correspondence addressed to MainSource Financial Group, Inc., Attn: Nominating/Corporate Governance Committee, P.O. Box 611, Greensburg, Indiana 47240. Only the Company's internal auditors have access to this post office box and will promptly forward communications received to the members of the Nominating/Corporate Governance Committee. A majority of the Board's independent directors has approved the process for determining which communications are forwarded to various members of the Board.

CURRENT BOARD COMMITTEE MEMBERSHIP

Name	Executive Committee	Compensation Committee	Audit Committee	Corporate Loan Committee	Nominating/ Corporate Governance Committee
William G. Barron	M	C	M	M	C
Dale J. Deffner		M			M
Don S. Dunevant
Philip A. Frantz			M
Rick S. Hartman	M	M	C	M	M
Robert E. Hoptry	C			C
James L. Saner, Sr.	M			M

  M: Member.
  C: Chairman.

BOARD COMMITTEE MEMBERSHIP AFTER MEETING

Name	Executive Committee	Compensation Committee	Audit Committee	Corporate Loan Committee	Nominating/ Corporate Governance Committee
William G. Barron	M	C	M	M	M
Dale J. Deffner			M
Philip A. Frantz		M			C
Rick S. Hartman	M	M	C	M	M
Robert E. Hoptry	C			C
Douglas I. Kunkel			M
James L. Saner, Sr.	M			M

  M: Member.
  C: Chairman.

        Each of the Committees under Indiana law possesses all the powers of the Board except the power to issue shares, approve mergers or declare dividends (except at a rate or in a periodic amount or within a price range established by the Board), and certain other powers specifically reserved by Indiana law to the Board. The primary functions of the Committees are as follows:

        Audit Committee.    The Audit Committee has sole authority for selecting and replacing the Company's independent auditors and approving their compensation. The Audit Committee is charged with assisting the Board in its oversight of: the arrangements for and scope of the audit by the independent accountants; reviewing the independence of the independent accountants; considering the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions; reviewing and monitoring the Company's policies relating to ethics and conflicts of interests; discussing with management and the independent accountants the Company's draft of the annual financial statements and key accounting disclosures and/or reporting matters; and reviewing the activities and recommendations of the Company's internal audit department. The Audit Committee also is charged with establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        In 2003, the Audit Committee met seven times, five times on a day when the Board also met, and twice on a day when the Board did not meet. The present members of the Audit Committee, except for Mr. Frantz, are independent for purposes of the Audit Committee, as independence is defined in new Nasdaq listing standards applicable to the Company. Because Mr. Frantz's firm receives compensation from the Company for providing certain legal services, Mr. Frantz is not considered independent under new Nasdaq listing standards applicable to the Company. After the meeting, all of the members of the Audit Committee will be independent, as independence is defined in Nasdaq listing standards applicable to the Company. The Board has determined that nominee Douglas I. Kunkel, upon his election as a director at the meeting, and his appointment to the Audit Committee, will be an audit committee financial expert (as that term is defined under Item 401(h) of the SEC's Regulation S-K).

        Nominating/Corporate Governance Committee.    The Nominating/Corporate Governance Committee has responsibility for (i) developing criteria for selecting directors; (ii) identifying individuals qualified to become members of the Board of Directors and recommending director nominees for the next annual meeting of shareholders; (iii) overseeing the evaluation of the Board and executive management; and (iv) developing and recommending to the Board corporate governance guidelines applicable to the Company. The Nominating/Corporate Governance Committee will consider written recommendations from shareholders of the Company regarding potential nominees for election as directors. To be considered for inclusion in the slate of nominees proposed by the Board at the next annual meeting of shareholders of the Company, such recommendations must be received in writing by the Secretary of the Company no later than January 26, 2005. In addition, the Nominating/Corporate Governance Committee maintains, with the approval of the Board, no formal criteria for selecting directors and may take into consideration such factors and criteria as it deems appropriate. The Nominating/Corporate Governance Committee also considers other matters, such as the size and composition of the Board. The Nominating/Corporate Governance Committee presently has a policy of not nominating any individual who serves on the board of directors of any bank or bank holding company (other than the Company and its subsidiaries).

        In reviewing qualifications for prospective nominees to the Board, the Nominating/Corporate Governance Committee may take into consideration, among other matters, the prospective nominee's judgment, skill, educational background or equivalent lifetime experience, integrity, reputation, possession of the ability to oversee the Company's business and affairs, the time available to serve, community involvement, civic-mindedness, and business and other experience. Nominees for the Board generally are expected to be identified by non-management members of the Board. The Nominating/Corporate Governance Committee does not intend to evaluate nominees proposed by shareholders any differently than other nominees to the Board. Douglas I. Kunkel is the only nominee approved by the Nominating/Corporate Governance Committee for inclusion on the Company's proxy card for the annual meeting, other than directors standing for re-election. Mr. Kunkel was identified and introduced to the Nominating Committee by the Company's president and chief executive officer. Mr. Kunkel was nominated by the Nominating/Corporate Governance Committee after interviewing and evaluating his background and business experience. Among the matters taken into account were Mr. Kunkel's experience as the chief financial officer of a subsidiary of a publicly traded company and the Nominating/Corporate Governance Committee's belief that Mr. Kunkel met the criteria for being an audit committee financial expert (as that term is defined under Item 401(h) of the SEC's Regulation S-K).

        In 2003, the Nominating/Corporate Governance Committee held two meetings, once on a day when the Board also met, and once on a day when the Board did not meet. The present members of the Nominating/Corporate Governance Committee are independent, as independence is defined in new Nasdaq listing standards applicable to the Company. After the meeting, all of the members of the Nominating/Corporate Governance Committee will be independent, as independence is defined in Nasdaq listing standards applicable to the Company.

        Compensation Committee.    The Compensation Committee is charged with reviewing the Company's general compensation strategy; establishing salaries and reviewing benefit programs for the Chief Executive Officer and those persons who report directly to him; reviewing, approving, recommending and administering the Company's incentive compensation plans and certain other compensation plans; and approving certain employment contracts.

        In 2003, the Compensation Committee held four meetings, three times on a day when the Board also met and once on a day when the Board did not meet. The present members of the Compensation Committee are independent, as independence is defined in new Nasdaq listing standards applicable to the Company. After the meeting, all of the members of the Compensation Committee will be independent, as independence is defined in Nasdaq listing standards applicable to the Company.

        Executive Committee.    The Executive Committee exists for the purpose of reviewing and implementing business policies and making business decisions that need to be made under circumstances where convening the full Board is not possible or practical. In 2003, the Executive Committee held one meeting on a day when the Board also met.

        Corporate Loan Committee.    The Corporate Loan Committee exists for the purpose of providing loan approval and credit oversight of any loan exceeding $3 million and any loans to any borrower or affiliated borrower group whose total indebtedness to the Company exceeds $3 million. In 2003, the Corporate Loan Committee met 15 times, five times on a day when the Board also met and ten times on a day when the Board did not meet.

Section 16 Beneficial Ownership Reporting Compliance

        Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied during fiscal 2003 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

Certain Relationships and Related Transactions

        Our bank subsidiaries make loans in the ordinary course of business to our directors and executive officers, and to family members and other entities with which a director, executive officer or a family member may be affiliated. These loans are subject to various federal and state banking laws and are made on substantially the same terms, including interest rates and collateral, as those provided for comparable transactions with other persons. We believe these loans do not involve more than a normal risk of collectability or present other unfavorable features. Our bank subsidiaries also provide directors and executive officers and their family members and other entities with other banking, trust, insurance and other financial services in the ordinary course of business.

REPORT OF AUDIT COMMITTEE

        The Audit Committee of MainSource Financial Group, Inc. is composed of three directors and operates under a written charter.

        Management is responsible for our internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements as of and for the year ended December 31, 2003 were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed these consolidated financial statements with management. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board No. I (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence. The Audit Committee also considered whether the independent accountants' provision of non-audit services to the Company is compatible with maintaining that firm's independence.

        Based upon the discussions and reviews referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003.

Members of the Audit Committee
/s/ Rick S. Hartman (Chairman)
/s/ William G. Barron
/s/ Philip A. Frantz

Disclosure of Independent Accountants' Fees

	2003	2002
Audit Fees	$118,000	$101,750
Audit-Related Fees	18,085	27,185
Tax Fees	119,270	23,710
All Other Fees	42,657	77,654

Total	$298,012	$230,299

Audit Fees

        Crowe Chizek and Company LLC has audited our financial statements for the year 2003 that are included in the Company's annual report on Form 10-K, which we have filed with the SEC. Our financial statements are also included in our annual report to shareholders being delivered concurrently with this Proxy Statement. We have paid (or expect to pay) fees to Crowe Chizek and Company LLC (including cost reimbursements) of $118,000 for its services in connection with the year 2003 audit and in connection with its review of the Company's unaudited financial statements that were included in its quarterly reports on Form 10-Q, also filed with the SEC during 2003. We paid Crowe Chizek $101,750 for such services for the 2002 year.

Audit-Related Fees

        The total audit-related fees, including reimbursement of expenses, paid to Crowe Chizek and Company LLC for the year 2003 were $18,085 for the audit of the Company's benefit plans, required collateral verification procedures and consulting on various accounting and auditing matters. We paid Crowe Chizek $27,185 for such services for the 2002 year.

Tax Fees

        The total tax fees, including reimbursement of expenses, paid to Crowe Chizek and Company LLC for the year 2003 were $119,270 for income tax return preparation, informational return preparation for the Company's benefit plans, assistance with quarterly tax estimates and consulting on various tax matters. We paid Crowe Chizek $23,710 for such services for the 2002 year.

All Other Fees

        We have paid (or expect to pay) fees to Crowe Chizek and Company LLC (including cost reimbursements) of $42,657 for all other services rendered during the year 2003. These services included permitted internal audit outsourcing related to our information systems and services related to intrusion detection. We paid Crowe Chizek $77,654 for such services for the 2002 year.

Pre-Approval by Audit Committee of Independent Accountant Services.

        The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditors, except as described below.

        The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the Board of Directors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of revenues paid by the Company to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Company at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. No services were provided by Crowe Chizek and Company LLC pursuant to these exceptions in the 2003 fiscal year.

EXECUTIVE OFFICERS

        The following table sets forth the names and ages of all executive officers of the Company and their positions. Except as set forth below, each executive officer has held the specified position for the last five years.

Name	Age	Position
James L. Saner, Sr.	52	President, Chief Executive Officer (1)
Donald A. Benziger	50	Senior Vice President, Chief Financial Officer (2)
John C. Parker	51	Senior Vice President, Director of Operations (3)

(1)
Mr. Saner has served as President and Chief Executive Officer of the Company since May 18, 1999. During 1998, Mr. Saner served as President and Chief Operating Officer of the Company and prior to that he served as Chairman, President and Chief Executive Officer of P.T.C. Bancorp.

(2)
Mr. Benziger has served as Senior Vice President, Chief Financial Officer and Corporate Secretary of the Company since April 29, 1999. Prior to that Mr. Benziger served as Senior Vice President and Chief Financial Officer at Century National Bank.

(3)
Mr. Parker has served as Senior Vice President, Director of Operations since December 4, 2000, and prior to that he served as Senior Vice President, Director of Operations at People's Trust Company.

EXECUTIVE COMPENSATION

        The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graph by reference therein.

Report of the Compensation Committee

        The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal 2003.

  What is the Company's philosophy for executive officer compensation?

        The Company's compensation program for executives consist of three key elements:

    •
    a base salary;
    •
    a performance-based annual bonus; and
    •
    a long-term incentive in the form of stock options.

        The Compensation Committee believes that this three-part approach serves the interests of the Company and its shareholders. It is intended to enable the Company to meet the requirements of the highly competitive environment in which the Company operates. Under this approach, compensation for these officers involves a part of their pay that is "at risk"—namely, the annual bonus and award of stock options. The variable annual bonus permits individual performance to be recognized on an annual basis, and is based, in significant part, on an evaluation of the contribution made by the officers to Company performance.

        Base Salary.    Base salaries for the Company's executive officers other than its chief executive officer, as well as changes in such salaries, are based upon recommendations by the chief executive officer, James L. Saner, Sr., taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position; the contribution and experience of the officer, and the length of the officer's service with the Company and its predecessors. The Compensation Committee then approves or disapproves such recommendations.

        Annual Bonus.    Bonuses were granted to executive officers under the Company's annual bonus performance plan as indicated in the following Summary Compensation Table. Under the plan, the Compensation Committee, with input from Mr. Saner, establishes specific annual "performance targets" for each covered executive officer for a performance period of one year. The bonuses granted reflect the executive officer's level of achievement of performance targets established by the Compensation Committee.

        Stock Options.    Options were granted in 2003 to executive officers under the Company's annual performance plan as indicated in the following Summary Compensation Table. The options granted reflect the executive officer's level of achievement of performance targets established by the Compensation Committee for the 2002 year.

  How is the Company's Chief Executive Officer compensated?

        As Chief Executive Officer, Mr. Saner's salary is determined by the Compensation Committee without any recommendation from Mr. Saner. Factors considered are competitive industry salaries; a subjective assessment of the nature of the position; and the contribution and experience of Mr. Saner. Bonuses for 2003, 2002, and 2001 were granted to Mr. Saner under the Company's annual bonus performance plan as indicated in the following Executive Compensation Summary Table.

Members of the Compensation Committee
/s/ William G. Barron (Chairman)
/s/ Dale J. Deffner
/s/ Rick S. Hartman

Change in Control Severance Agreements

        We have change in control severance agreements (the "Agreements") in place with our Chief Executive Officer, each of the other named executive officers and certain other officers of the Company or our subsidiaries. References to executives in this description of Change in Control Severance Agreements are only to Mr. Saner, Mr. Benziger, and Mr. Parker. The purpose of the Agreements is to secure the continued service and dedication of the executives in the event of an actual or threatened Change in Control (as defined in the Agreements). Each Agreement becomes operative only upon both a Change in Control and the subsequent termination of employment of the executive under circumstances covered by the Agreement. Payments under the Agreements are in full settlement of all other severance payments that may otherwise be payable to the executive under any other severance plan or agreement of the Company. The following discussion summarizes the key provisions of the Agreements covering the Chief Executive Officer and each other named executive officer.

        If the employment of any of the named executive officers is terminated during the two-year period following a Change in Control of the Company, either by the Company other than for Cause (as defined in the Agreements) or by the executive for Good Reason (as defined in the Agreements, including the termination of employment by executive for any reason during the 30-day period commencing six months after the date of such Change in Control), the executive will be entitled to receive: (a) a lump sum cash amount equal to such executive's unpaid salary and bonus amounts that have become payable, plus a pro-rata portion of such executive's annual bonus for the fiscal year of termination of employment; (b) severance pay in a lump sum cash amount equal to two times (2.99 times in the case of Mr. Saner) the sum of (i) the executive's highest annual rate of base salary during the 12-month period immediately prior to his termination of employment and (ii) the executive's annual incentive bonus earned for the last completed fiscal year of the Company; and (c) continuation of medical, dental, accident, disability and life insurance benefits for the executive and his dependents for a period of two years following the executive's date of termination of employment. If the executive's date of termination is within two years of the earliest date on which such termination could be considered a Retirement (as defined in the Agreements), the benefits described in (b) and (c) in the preceding sentence will be reduced accordingly. In the event that payments related to a Change in Control of the Company to any executive under the Agreements or otherwise are subject to the excise tax under Section 4999 of the Internal Revenue Code, the Company will generally provide the executive with an additional amount sufficient to enable executive to retain the full amount of his Change in Control benefits as if the excise tax had not applied, unless a reduction in such Change in Control related payments by less than 5% would result in the excise tax not being imposed on such executive, in which case payments under the Agreement shall be reduced (but not below zero) to the amount that could be paid to such executive without giving rise to such excise tax.

Summary Compensation Table

        The following table sets forth information concerning total compensation earned or paid to our executive officers who served in such capacities as of December 31, 2003, each of which had total annual salary and bonus exceeding $100,000 in 2003 (the "named executive officers"), for services rendered to us during each of the last three fiscal years or such shorter period during which they have been employed by us.

SUMMARY COMPENSATION TABLE

Long Term Compensation Awards
Annual Compensation(1)
All Other Compensation (2)
Name and Principal Positions	Fiscal Year	Salary	Bonus	Securities Underlying Options/SARs(#)
James L. Saner, Sr. President and Chief Executive Officer	2003 2002 2001	$247,885 239,581 222,000	$48,400 84,205 49,868	10,500 — —	$39,635 34,380 34,458
Donald A. Benziger Senior Vice President and Chief Financial Officer	2003 2002 2001	$147,925 137,870 124,789	$22,992 41,343 21,737	3,150 — —	$30,287 22,625 13,817
John C. Parker Senior Vice President—Director of Operations	2003 2002 2001	$101,957 93,882 80,423	$15,919 28,825 11,453	2,100 — —	$15,738 16,227 17,740

(1)
Amounts shown include compensation earned by the named executive officers during the fiscal year, including bonuses generally paid in the year following the year in which they are earned.

(2)
This column includes the dollar value of perquisites and other personal benefits for each named executive officer that is required to be reported under the rules of the Securities and Exchange Commission ("SEC"). The amounts shown in this column include contributions to the Company's 401(k) and Employee Stock Ownership Plan, which for 2003 were as follows: Mr. Saner—$27,373; Mr. Benziger—$22,555; and Mr. Parker—$14,005.

Performance Graph

        The following performance graph compares the performance of our common shares to the NASDAQ Market Index (U.S.) and the NASDAQ Financial Stocks Index for the 60 months ended December 31, 2003. The graph assumes an investment of $100 in each of the Company's common shares, the NASDAQ Market Index (U.S.) and the NASDAQ Financial Stocks Index on December 31, 1998.

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
MainSource Financial Group	100.00	84.78	70.00	87.42	125.66	168.52
NASDAQ Market Index (U.S.)	100.00	185.59	112.67	88.95	60.91	91.37
NASDAQ Financial Stocks Index	100.00	129.95	93.68	91.72	74.51	127.20

Stock Options

        The following table sets forth information concerning 2003 grants of stock options to the named executives of the Corporation during the fiscal year ended December 31, 2003.

Option/Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term (1)
(a) Name	(b) Number of Securities Underlying Options Granted (2)	(c) % of Total Options Granted to Employees in Fiscal Year	(d) Exercise Price Per Share (3)	(e) Expiration Date	(f) 5% $36.00	(g) 10% $57.32
James L. Saner, Sr.	10,500	37.74%	$22.10	05/20/13	$145,950	$369,810
Donald A. Benziger	3,150	11.32%	22.10	05/20/13	43,785	110,943
John C. Parker	2,100	7.55%	22.10	05/20/13	29,190	73,962

(1)
The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and exchange Commission and are not intended to forecast possible future appreciation, if any, in the market value of the Common Stock.

(2)
Grant Options—Options were granted as 2003 compensation under the Company's 2003 Stock Option Plan and vest over four years in the following increments: 10% on December 31 of the year of grant, an additional 20% on the following December 31, an additional 30% on the next December 31, and an additional 40% on the fourth December 31 after the date of grant. The option exercise price is adjustable for stock splits, stock dividends and similar occurrences affecting all outstanding shares.

(3)
All options are granted at 100% of fair market value on the date of grant. It was determined that grants to employees could not occur prior to the approval of the Plan on April 23, 2003. Subsequently, grants to the employees of March 6, 2003 at $22.76 per share were voided and the identical number of options was granted on May 19, 2003 at $23.20 per share.

Aggregated Options/Exercises in Last Fiscal Year and Fiscal Year-End Options Values

			Number of Securities Underlying Unexercised Options at 12/31/03		Value of Unexercised In-the-Money Options at 12/31/03
	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable(#)	Unexercisable(#)	Exercisable($)	Unexercisable($)
James L. Saner, Sr.	0	0	1,050	9,450	$8,999	$80,986
Donald A. Benziger	0	0	315	2,835	2,700	24,296
John C. Parker	0	0	210	1,890	1,800	16,197

OTHER MATTERS

        As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

Advance Notice Procedures For Annual Meeting Business

        Under our bylaws, no business may be brought before an annual meeting unless in one of the following ways: (i) it is specified in the notice of the meeting (which includes shareholder proposals that the Company is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934); (ii) such business is otherwise brought before the meeting by or at the direction of the Board of Directors; or (iii) such business is brought before the meeting by a shareholder who has delivered notice to the Company (containing certain information specified in our bylaws) not less than 60 nor more than 90 days prior to the meeting. These requirements are separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy statement.

Shareholder Proposals for the 2005 Annual Meeting

        Shareholders interested in submitting a proposal for inclusion in the proxy materials for the Company's annual meeting of shareholders in 2005 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, the Company's Secretary must receive shareholder proposals no later than November 23, 2004.

Proxy Solicitation Costs

        The proxies being solicited through this Proxy Statement are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by us. Officers and regular employees of the Company may, without additional compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

By Order of the Board of Directors,
Donald A. Benziger Secretary
March 22, 2004

"APPENDIX A"

MAINSOURCE FINANCIAL GROUP, INC.
AUDIT COMMITTEE CHARTER

Purpose of Audit Committee

        While the Committee has the functions, duties and authorities set forth in this Charter, its role is one of oversight. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. This is the responsibility of management. The independent auditors are responsible for planning and carrying out a proper audit and review, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q. In fulfilling their responsibilities, it is recognized that members of the Committee are not employees of the Company and are not, and do not represent themselves to be, serving as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting procedures and each member of the Committee shall be entitled to rely, in good faith, on the integrity of those persons or organizations within and outside of the Company that it receives information, opinions, reports, or statements from and the accuracy of the financial and other information, opinions, reports, or statements provided to the Committee by such persons or organizations.

Composition and Term of Office:

  •
  The Audit Committee shall be comprised of not less than three members of the Corporate Board as may be appointed to the Committee from time to time by a majority of the Board all of whom shall be independent of management of the Company and shall satisfy the independence requirements of the Nasdaq Stock Market, Inc. ("Nasdaq") for listed companies, as interpreted by the Board in its business judgment.

  •
  The members of the Committee shall serve one-year terms and shall be appointed annually by the Board.

  •
  The Chairman of the Audit Committee shall be designated by the Board out of those members appointed to the Committee, and this member's vote shall be recorded.

  •
  The Chairman shall preside at meetings of the Audit Committee and he may request other Officers of the Company to serve as ex officio members of the Audit Committee. The Audit Committee members shall determine whether to exclude ex officio members from any portion of the meetings of the Audit Committee.

  •
  In accordance with regulations, all members of the Audit Committee shall be "financially literate" and at least one member shall have accounting or related financial management expertise and be designated as a "financial expert".

Committee Meetings—Operating Principles—Role and Scope of Authority:

        The role of the Audit Committee is to ensure to the Board and the Company's shareholders, potential shareholders and investment community that the corporate accounting and financial reporting practices of the Company are in accordance with all applicable requirements. The Audit Committee shall assist the Board, through review and recommendation, in its oversight responsibility related to the quality and integrity of the Company's consolidated financial information and reporting, the adequacy and effectiveness of the Company's system of internal accounting and financial controls, and the independent audit process. The duties of the Audit Committee shall include the following:

  •
  Meet at least four times each year and at such other times as it deems necessary to fulfill its responsibilities;

  •
  Have sole authority to select, retain, evaluate, and replace the independent auditors;

  •
  Review with the independent auditors, the Company's internal auditor (if appointed), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

  •
  Pre-approve all non-audit services, including tax work, or other allowable services to be performed by external accountants or auditors; provided, however, that such pre-approval is not required where the services are not specifically forbidden and the total amount of fees for such non-audit services is less than five percent (5%) of the total amount of fees for the annual external audit of the Company;

  •
  Periodically review the Company's policy statements to determine adherence to the Corporate Code of Ethical Conduct;

  •
  Review the appointment and replacement of the Internal Audit Director who shall have a direct reporting relationship to the Audit Committee but shall report administratively to the Company's CEO;

  •
  Review the internal audit function of the Company including the independence and authority of its reporting obligations; the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors;

  •
  Review the external audit function of the Company to ensure the independence of the independent auditors and discuss the Committee's findings with the Company's Board;

  •
  Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan;

  •
  Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders, and review any changes in accounting principles. Additionally, the Audit Committee or its designee will discuss the results of the review of the quarterly financial statements on Form 10Q with the independent auditors;

  •
  Provide sufficient opportunity for the internal auditors, independent auditors and others to meet with the members of the Audit Committee without members of management present (Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.);

  •
  Review accounting and financial human resources and succession planning within the Company;

  •
  Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, and auditing matters and the confidential, anonymous submission by employees of the Company or any of its subsidiaries or affiliates of concerns regarding questionable accounting or auditing matters;

  •
  Conduct and review with the Board of Directors annually an evaluation of the Committee's performance with respect to the requirements of this Charter.

        In carrying out its duties and responsibilities, the Audit Committee shall have direct access to independent counsel when deemed necessary and shall maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

Manner of Acting:

        A majority of the members of the Committee present (in person or by telephone) at any meeting of the Committee shall constitute a quorum and approval by a majority of the quorum is necessary for Committee action. Minutes shall be recorded of each meeting held. When appropriate, action may be taken by written consent in lieu of a meeting of the Committee.

Reports:

        The Chairman of the Audit Committee (or in his absence such other Committee member as the Committee may select) shall report on behalf of the Committee to the full Board at each regularly scheduled meeting with respect to any action taken by the Committee if any meetings of the Committee have been held (or action otherwise taken) since the date of the previous Board meeting. In lieu of any such report, the minutes of meetings held or other record of action taken may be submitted to the Board of Directors for review.

Other Responsibilities:

        The Committee shall review this charter annually and shall recommend changes to the full Board as appropriate. The Committee shall take such further actions or provide such further advice as the full Board may from time to time delegate to the Committee.

"APPENDIX B"

MAINSOURCE FINANCIAL GROUP, INC.
NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER

Composition and Term of Office

  •
  The Committee will consist of not fewer than two members each of whom shall be a director that satisfies the independence requirements of The Nasdaq Stock Market, Inc. ("Nasdaq") for listed companies, as interpreted by the Board in its business judgment.

  •
  One member shall serve as Chairman of the Committee and this member's vote shall be recorded. The members of the Committee shall serve one-year terms, and shall be appointed annually by the Board on the day of the Annual Meeting of Shareholders or on such other date as the Board shall determine. Members of the Committee may be removed or replaced by the Board.

Committee Meetings-Operating Principles

  •
  The Committee shall meet at least two times each year and at such other times as it deems necessary to fulfill its responsibilities.

  •
  Regularly scheduled Committee meetings will occur in conjunction with meetings of the full Board.

  •
  Special meetings of the Committee may be called as needed by the Committee Chairman, the Chairman of the Board or the Chief Executive Officer.

  •
  The Committee Chairman will preside, when present, at all meetings of the Committee. The Committee may meet by telephone or videoconference and may take action by written consent.

  •
  The Committee shall have the sole right to retain and terminate search firms and assist in the identification and evaluation of director candidates, including the sole authority to approve search firm fees and negotiate retention terms in connection therewith.

  •
  The Committee shall have the authority to obtain advice and assistance from any officer or employee of the Company or from any outside legal expert or other advisor.

  •
  The Committee may request that members of management or outside consultants and advisors of the Committee be present at meetings to assist the Committee in performing its duties.

  •
  Minutes of each meeting will be kept and distributed to the entire Committee.

  •
  The Committee may form, and where legally permissible may delegate authority to, subcommittees when the Committee deems it appropriate or desirable.

Nominating/Corporate Governance Responsibilities

The Committee shall perform the following functions:

  •
  Develop and recommend to the full Board a set of corporate governance principles, review such principles annually and recommend modifications thereto.

  •
  Consider corporate governance issues that may arise from time to time and make recommendations to the Board with respect thereto.

  •
  Identify and review the qualifications of prospective nominees for Corporate Director, and recommend the slate of nominees for inclusion in the Company's proxy statement and presentation to the Shareholders at the Annual Meeting. In evaluating candidates for

B-1

    nomination to the Board, the Committee may take into consideration such factors and criteria as it deems appropriate, including judgment, skill, educational background or equivalent life experience, integrity, reputation, possession of the ability to oversee, as a Director, the business and affairs of the Company for the benefit of the Shareholders while keeping in perspective the interests of the Company's customers, employees and communities, the time available to devote to the Company's business, community involvement and civic-mindedness, and business and other experience. The Committee shall take into account the applicable requirements for directors under the Securities Exchange Act of 1934 and the listing standards of the Nasdaq. In addition, the Committee shall recommend a slate of nominees for all subsidiary Boards.

  •
  Consider any communication from shareholders which is submitted through the process as detailed on the Company's website: www.mainsourcefinancial.com.

  •
  Give consideration to any candidate nominated by a shareholder for director provided the nominating process is followed as specified in the Company's by-laws as outlined on the Company's website: www.mainsourcefinancial.com.

  •
  Review the performance of the Corporate Board members annually as well as the performance of subsidiary Board members before nominating them for re-election.

  •
  Periodically review the composition of the full Board to determine whether additional members with different qualifications or areas of expertise are needed to further enhance the composition of the Board and work with management in attracting candidates with those qualifications.

  •
  Periodically review all standing or any ad hoc committees and recommend to the full Board, as appropriate, changes in number, function or composition of committees. In evaluating candidates for nomination to committees of the Board, the Committee may take into consideration factors or criteria that the Committee deems appropriate, including his or her judgment, skill, integrity, and business and other experience. In addition, the Committee shall take into account the applicable requirements for directors under the Securities Exchange Act of 1934 and the listing standards of the Nasdaq.

  •
  Conduct an annual performance evaluation of this Committee.

  •
  Review and make recommendations to the full Board with respect to management succession.

  •
  Periodically review the Company's director and officer liability insurance coverage.

  •
  Confer, as appropriate, with outside legal counsel on matters of corporate governance.

Other Responsibilities

  •
  Following each Committee meeting, report at the next meeting of the full Board all significant items discussed at the Committee meeting.

  •
  Recommend changes to this Charter to the full Board as appropriate.

  •
  Take such further actions or provide such further advice as the full Board may from time to time delegate to the Committee.

B-2

MainSource Financial Group, Inc.
Greensburg Indiana
Proxy for 2004 Annual Meeting of Shareholders
(Please Complete, Sign, Date and Return Promptly)

        The undersigned shareholder of MAINSOURCE FINANCIAL GROUP, INC. ("Company"), Greensburg, Indiana, does hereby nominate, constitute and appoint DALE J. DEFFNER, PHILIP A. FRANTZ and JAMES L. SANER, SR., or any of them (with full power to act alone), my true and lawful attorney(s) and proxy(ies) with full power of substitution, for me and in my name, place and stead, to vote all of the Common Shares of the Company standing in my name on its books at the close of business on March 10, 2004 at the Annual Meeting of Shareholders to be held at the Company's Operations Center, 1927 Greensburg Crossing, Greensburg, Indiana on April 21, 2004 at 10:00 a.m. (Eastern Standard Time), and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

  1.
  Election of Directors.

    To elect as directors the following seven (7) nominees: William G. Barron, Dale J. Deffner, Philip A. Frantz, Rick S. Hartman, Robert E. Hoptry, Douglas I. Kunkel and James L. Saner, Sr.

/*/ FOR all nominees (except as otherwise indicated below)	/*/ WITHHOLD AUTHORITY to vote for all nominees
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the line below)

  2.
  Other Business. To transact such other matters as may properly be brought before the Annual Meeting or any adjournment thereof. (The Board of Directors does not know of any such other matters.)

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1.

  Information regarding the matters to be acted upon at the meeting is contained in the Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this proxy.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED AND IN ACCORDANCE WITH THE ACCOMPANYING PROXY STATEMENT. IF NO INSTRUCTION IS INDICATED, THEN THE ABOVE-NAMED PROXIES, OR ANY ONE OF THEM, WILL VOTE THE SHARES REPRESENTED "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1, AND IN ACCORDANCE WITH THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

  IN WITNESS WHEREOF, I have hereunto set my hand this          day of                         , 2004.

(Signature of Shareholder(s))

        Please sign above exactly as your name(s) appears opposite the signature lines. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

An addressed postage prepaid envelope is enclosed for your convenience in promptly returning your proxy.
The prompt return of your proxy will help the Company avoid additional costs in soliciting proxies.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
ABOUT THE MEETING
ITEM 1—ELECTION OF DIRECTORS
CURRENT BOARD COMMITTEE MEMBERSHIP
BOARD COMMITTEE MEMBERSHIP AFTER MEETING
REPORT OF AUDIT COMMITTEE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OTHER MATTERS
ADDITIONAL INFORMATION
APPENDIX A
AUDIT COMMITTEE CHARTER
APPENDIX B
NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER